CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : April 1998
Beginning of the Month Principal Receivables :                                                                10,239,510,527.64
                                                                                                             ------------------
Beginning of the Month Finance Charge Receivables :                                                              302,541,268.62
                                                                                                             ------------------
Beginning of the Month Discounted Receivables :                                                                            0.00
                                                                                                             ------------------
Beginning of the Month Total Receivables :                                                                    10,542,051,796.26
                                                                                                             ------------------

Removed Principal Receivables :                                                                                            0.00
                                                                                                             ------------------
Removed Finance Charge Receivables :                                                                                       0.00
                                                                                                             ------------------
Removed Total Receivables :                                                                                                0.00
                                                                                                             ------------------

Additional Principal Receivables :                                                                               586,838,099.68
                                                                                                             ------------------
Additional Finance Charge Receivables :                                                                            1,400,434.26
                                                                                                             ------------------
Additional Total Receivables :                                                                                   588,238,533.94
                                                                                                             ------------------

Discounted Receivables Generated this Period                                                                               0.00
                                                                                                             ------------------

End of the Month Principal Receivables :                                                                       9,832,212,430.91
                                                                                                             ------------------
End of the Month Finance Charge Receivables :                                                                    292,226,896.33
                                                                                                             ------------------
End of the Month Discounted Receivables :                                                                                  0.00
                                                                                                             ------------------
End of the Month Total Receivables :                                                                          10,124,439,327.24
                                                                                                             ------------------

Excess Funding Account Balance                                                                                             0.00
                                                                                                             ------------------
Adjusted Invested Amount of all Master Trust Series                                                            8,863,019,663.61
                                                                                                             ------------------

End of the Month Seller Percentage                                                                                        9.86%
                                                                                                             ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : April 1998                                                            ACCOUNTS                     RECEIVABLES
                                                                                       --------                     -----------
End of the Month Delinquencies :

  30 - 59 Days Delinquent                                                                     125,954            207,654,536.14
                                                                                    ------------------       ------------------
  60 - 89 Days Delinquent                                                                      70,892            133,610,757.77
                                                                                    ------------------       ------------------
  90 + Days Delinquent                                                                        142,521            267,218,410.79
                                                                                    ------------------       ------------------

  Total 30 + Days Delinquent                                                                  339,367            608,483,704.70
                                                                                    ------------------       ------------------

  Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              6.01%
                                                                                                             ------------------

Defaulted Accounts During the Month                                                            61,235             70,329,254.90
                                                                                    ------------------       ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                      8.24%
                                                                                                             ------------------


Total Collections and Gross Payment Rate                                              1,139,239,605.97                   10.81%
                                                                                      ----------------           -------------

Collections of Principal Receivables and Principal Payment Rate                         961,179,588.53                    9.39%
                                                                                      ----------------           -------------

     Prior Month Billed Finance Charge and Fees                                         151,122,342.00
                                                                                      ----------------
     Amortized AMF Income                                                                 8,902,982.26
                                                                                      ----------------
     Interchange Collected                                                                6,822,458.26
                                                                                      ----------------
     Recoveries of Charged Off Accounts                                                  11,178,153.91
                                                                                      ----------------
     Collections of Discounted Receivables                                                        0.00
                                                                                      ----------------

Collections of Finance Charge Receivables and Annualized Yield                          178,025,936.43                   20.86%
                                                                                      ----------------           -------------
CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD: April 1998

Beginning Unamortized AMF Balance                                                                                41,175,944.93
                                                                                                                 -------------
   + AMF Slug for Added Accounts                                                            104,173.92
                                                                                      ----------------
   + AMF Collections                                                                      8,937,063.27
                                                                                      ----------------
   - Amortized AMF Income                                                                 8,902,982.26
                                                                                      ----------------
Ending Unamortized AMF Balance                                                                                   41,314,199.86
                                                                                                                 -------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD: APRIL 1998

Gross Principal Payment Rate                                                                      9.39%
                                                                                      ----------------

May 17, 1994   3% Discount of Addition                                                                           50,184,973.92
                                                                                                                 -------------
     Total Discounted Receivables Collections as of Beginning of Month                   50,184,973.92
                                                                                      ----------------
     Collections of Discounted Receivables Current Month                                          0.00
                                                                                      ----------------
Discounted Receivables to be Collected                                                                                    0.00
                                                                                                                 -------------



                                                   /s/ Douglas C.H. Adamson
                                                   ----------------------------
                                                   Douglas C.H. Adamson
                                                   Securitization Manager


                                                                    Page 8 of 38